                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement          / / Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            A. O. Smith Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                                       LOGO

                                     PROXY

                                 P.O. BOX 23973
                            MILWAUKEE, WI 53223-0973

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION will be held on Wednesday, April 5, 1995 at 9:00 A.M. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware for the following purposes:

     (1) To elect seven directors chosen by the holders of Class A Common Stock.

     (2) To elect three directors chosen by the holders of Common Stock.

     (3) To consider and act upon a proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 7,000,000 to 14,000,000 shares and the number of authorized shares of Common Stock from 24,000,000 to 60,000,000.

     (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1995.

     (5) To consider and vote on the stockholder proposal set forth in the proxy statement, if properly presented at the meeting.

     (6) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 22, 1995, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available as of March 24, 1995 for examination by stockholders for purposes related to the meeting at the offices of Morris, Nichols, Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

                                                 W. David Romoser
                                                 Secretary

March 1, 1995

                                       LOGO
                 ----------------------------------------------

                                P. O. BOX 23973
                        MILWAUKEE, WISCONSIN 53223-0973
                 ----------------------------------------------

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on Wednesday, April 5, 1995 at 9:00 A.M., Eastern Time, at Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 22, 1995 (the "Record Date"). As of the Record Date, the Company had issued 5,983,634 shares of Class A Common Stock, par value $5 per share, 5,980,174 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 15,716,016 shares of Common Stock, par value $1 per share, 14,933,247 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth ( 1/10) vote each for other matters.

     The Notice of 1995 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 1994 Annual Report are being mailed on or about March 1, 1995 to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares which are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     With respect to the Company's proposal to amend the Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock and the Common Stock entitled to vote at the meeting, each voting as a separate class, is needed for adoption of the proposed amendment. In addition, the proposal must be adopted by the vote of the Class A Common Stock and the Common Stock voting together as a single class in the manner described in the paragraph below.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to 1/10th vote per share. All such other matters are decided by a majority of the votes cast. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, the shares will be voted FOR proposals (1) through (4) set forth in the accompanying notice and AGAINST the stockholder proposal referenced in (5).

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 1994.

  TITLE OF               NAME AND ADDRESS            AMOUNT AND NATURE OF     PERCENT
    CLASS              OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP     OF CLASS
- -------------    --------------------------------    --------------------     --------
Class A          Smith Investment Company                 5,378,168(1)           89.2%
Common Stock     P.O. Box 23976
                 Milwaukee, WI 53223-0976
Common Stock     Smith Investment Company                 1,039,384(2)            7.0%(2)
                 P.O. Box 23976
                 Milwaukee, WI 53223-0976
Common Stock     FMR Corp. and                            2,551,610(3)          17.16%
                 Edward C. Johnson 3d
                 82 Devonshire Street
                 Boston, MA 02109

  TITLE OF               NAME AND ADDRESS            AMOUNT AND NATURE OF     PERCENT
    CLASS              OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP     OF CLASS
- -------------    --------------------------------    --------------------     --------
Common Stock     Mitchell Hutchins Institutional          1,261,100(4)           8.48%
                 Investors Inc.
                 1285 Avenue of the Americas
                 New York, NY 10019

- ----------------

(1) Of the shares listed for Smith Investment Company ("SICO"), 200,000 of the Class A Common Stock shares are held by SCAP Corporation, which is a wholly-owned subsidiary of SICO. SICO and SCAP Corporation each have sole voting and sole dispositive power with respect to the shares described above.

(2) Pursuant to the Company's Restated Certificate of Incorporation dated January 26, 1993, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 6,417,552 shares, which represents 31.7% of the class of Common Stock.

(3) FMR Corp. has sole voting power with respect to 462,850 shares and sole dispositive power with respect to 2,551,610 shares and Edward C. Johnson 3d has sole dispositive power with respect to 2,551,610 shares, including shares beneficially owned by Fidelity Management & Research Company (FMRC) a subsidiary of FMR Corp., and Fidelity Magellan Fund, an investment company for which FMRC acts as investment advisor.

(4) Mitchell Hutchins Institutional Investors Inc. has shared voting and shared dispositive power with respect to all 1,261,100 shares.

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information which may have been provided to the Company by any beneficial owners.

     On December 31, 1994, Arthur O. Smith owned beneficially 121,845 shares, and his wife owned of record and beneficially 3,485 shares of the outstanding capital stock of SICO; various trusts held 195,730 shares for the benefit of the wife and issue of Arthur O. Smith. On December 31, 1994, Lloyd B. Smith owned beneficially 7,002 shares of the outstanding capital stock of SICO; various trusts held 306,003 shares for the benefit of the wife and issue of Lloyd B. Smith. In addition, Messrs. Smith were trustees of various trusts for the benefit of persons other than themselves, their wives and issue, which trusts held on December 31, 1994 an aggregate of 522,960 shares of the outstanding capital stock of SICO. The shares of SICO held beneficially by Messrs. Smith and their wives, together with shares held by Messrs. Smith in trust for others comprised 69.4% of the 1,667,635 outstanding shares of capital stock of SICO on December 31, 1994. Messrs. Smith have shared investment and voting power on all trusts for which they are co-trustees. On all other trusts, one or the other shares trust powers with at least one other person. Messrs. Smith disclaim that any of the foregoing interests in the capital stock of SICO constitute beneficial ownership of any common stock of the Company.

                             ELECTION OF DIRECTORS

     Ten directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect 7 directors and owners of Common Stock are entitled to elect the 3 remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the 10 nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, proxies will be voted for such substitute nominee as may be nominated by the Board of Directors.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last 5 years unless otherwise stated. The Board of Directors has designated Mr. Bruce M. Smith as a nominee for election as director for the Class A Common Stock. All other nominees are currently serving as directors of the Company.

NOMINEES -- CLASS A COMMON STOCK

     TOM H. BARRETT -- Retired Chairman of the Board, President and Chief Executive Officer, The Goodyear Tire & Rubber Company -- rubber products.

     Mr. Barrett is 64 years of age and has been a director of the Company since 1981. He is the chairman of the Personnel and Compensation Committee of the Board. He was with Goodyear from 1953 to 1991. He is also a director of Air Products and Chemicals, Inc., Fieldcrest Cannon, Inc. and Rubbermaid Incorporated, as well as a Trustee of the Mutual Life Insurance Company of New York and a partner in American Industrial Partners, a private investment partnership.

     GLEN R. BOMBERGER -- Executive Vice President and Chief Financial Officer.

     Mr. Bomberger, 57, became a director and executive vice president and chief financial officer in 1986. He is a member of the Investment Policy Committee of the Board. Mr. Bomberger joined the Company in 1960. He is currently a director and vice president -- finance of SICO. He is a director of Portico Funds, Inc.

     THOMAS I. DOLAN -- Retired Chairman of the Board.

     Mr. Dolan, 67, retired as Chairman of the Board on March 31, 1992, a position which he held since 1984. He is a member of the Audit Committee of the Board. Mr. Dolan became chief executive officer of the Company in 1983 and served in that capacity until 1989. He was elected president and a director in 1982. Mr. Dolan joined the Company in 1979. He is a trustee of Northwestern Mutual Life Insurance Company.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 54, became Chairman of the Board on March 31, 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March 1989. He was elected president, chief operating officer and a director in 1986. He also served as the head of the Automotive Products Company, a division of the Company, from November 1990 until May 1992. Mr. O'Toole joined the Company in 1963. He is a director of Firstar Bank Milwaukee, N.A.

     DONALD J. SCHUENKE -- Retired Chairman of The Northwestern Mutual Life Insurance Company.

     Mr. Schuenke, 66, was elected a director of the Company in October, 1988. He is Chairman of the Investment Policy Committee of the Board. Mr. Schuenke has served as the chairman (non-executive) of Northern Telecom Limited since January, 1994, and he also serves as the chairman (non-executive) of Northern Telecom, Inc. He was elected chairman of The Northwestern Mutual Life Insurance Company in January 1990 and retired from that position on January 31, 1994. He was chief executive officer of Northwestern Mutual from March 1983 to October 1993. Mr. Schuenke is a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc. and Federal Home Loan Mortgage Corporation.

     ARTHUR O. SMITH -- Director, Chairman and Chief Executive Officer of Smith Investment Company.

     Mr. Smith is 64 years of age and has been a director of the Company since 1960. He is a member of the Personnel and Compensation Committee and the Investment Policy Committee of the Board. He is chairman and chief executive officer of SICO and the retired chairman of ASI Technologies, Inc. He was president of SICO until July 1, 1993. Mr. Smith is the uncle of Bruce M. Smith, nominee for director of the Class A Common Stock.

     BRUCE M. SMITH -- President and Director of Smith Investment Company.

     Mr. Smith, age 45, was elected president of SICO on July 1, 1993 and has served as a director of SICO since July, 1983. Prior to that time he was executive vice president of the Water Products Company, a division of the Company, from January, 1991 through June, 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from March, 1988 through December, 1990. Mr. Smith originally joined the Company in 1978. He is the nephew of Arthur O. Smith, a director of the Company.

NOMINEES -- COMMON STOCK

     RUSSELL G. CLEARY -- Chairman and Chief Executive Officer, Cleary Management Corporation -- a privately held business and real estate development corporation.

     Mr. Cleary is 61 years of age and has been a director of the Company since 1984. He is a member of the Personnel and Compensation Committee of the Board. Mr. Cleary has been chairman and chief executive officer of Cleary Management since 1989. Formerly he was chairman, president and chief executive officer of
G. Heileman Brewing Company, Inc. and retired in December 1988. Mr. Cleary is a director of Ecolab, Inc., Heileman Holding Company and also Chairman of the Board of First State Bancorp, Inc.

     LEANDER W. JENNINGS -- Chairman and Chief Executive Officer, Jennings & Associates -- financial management consulting.

     Mr. Jennings is 66 years of age and was elected a director of the Company in 1987. He is the chairman of the Audit Committee of the Board. He has been chairman and chief executive officer of Jennings & Associates since 1985. Mr. Jennings retired as managing partner and senior operating committee member of Peat, Marwick, Mitchell & Company in 1985. He is also a director of Fruit of the Loom, Inc., Prime Capital Corporation, Alberto Culver Company and TEPPCO, Inc.

     DR. AGNAR PYTTE -- President, Case Western Reserve University.

     Dr. Pytte, 62, was elected a director of the Company in February 1991. He is a member of the Audit Committee of the Board. He became the president of Case Western Reserve University in July 1987. Prior to July 1987, Dr. Pytte was the provost at Dartmouth College where he held other academic positions since 1958. Dr. Pytte is also a director of The Goodyear Tire & Rubber Company.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for Director. The Board of Directors has 3 standing committees, the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee. In 1994 the Personnel and Compensation Committee held 4 meetings, the Investment Policy Committee held 4 meetings and the Audit Committee met 4 times. The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Audit Committee recommends the firm which will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company.

                             DIRECTOR COMPENSATION

     Directors received $20,000 annually, plus expenses and $1,000 for attendance at each Board meeting. Each Audit and Personnel and Compensation Committee member receives $2,000 and the chairman of each receives $3,000 annually; Committee members are also entitled to $1,000 per meeting, plus expenses. Each Investment Policy Committee member receives $2,000 and the chairman receives $3,000 annually; Committee members are also entitled to $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or committee members or for attendance at board or committee meetings. During 1994, a total of 6 regular meetings of the Board of Directors was held; all directors attended at least 75% of the number of board meetings and committee meetings, in the aggregate, on which the director served as a member, with the exception of Mr. Dolan who attended 70% of such meetings.

     Certain directors have elected to defer payment of their fees under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until any date but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than 10 annual installments. Deferred fees earn interest based on an established prime rate.

     The A. O. Smith Non-Employee Directors' Retirement Plan provides an annual benefit for outside directors after 5 years of service and attainment of age 70. The annual benefit amount, payable in quarterly installments, is the annual retainer in effect at the time of retirement. Benefit payments continue for a period equal to the number of years of service as a director, but not to exceed 10 years; all payments cease upon death of the director.

     Under an agreement with the Company, Mr. Dolan is entitled to $81,250 of term insurance in addition to the life insurance provided by the Company for its retired salaried employees.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 1994, the Class A Common Stock and Common Stock of the Company as well as the Class A Common Stock and Common Stock options exercisable on or before March 1, 1995, and the common stock of SICO beneficially owned by each Director, each Nominee for Director, each named Executive Officer in the Summary Compensation Table and by all Directors and Executive Officers as a group.

COMPANY COMMON STOCK

                                                                                     PERCENT OF
                                            TYPE OF       AMOUNT AND NATURE OF         SHARES
                  NAME                       STOCK       BENEFICIAL OWNERSHIP(1)     OUTSTANDING
- ----------------------------------------  ------------   -----------------------     -----------
Tom H. Barrett                            Common Stock          1,000 shares                *
Glen R. Bomberger                         Common Stock        144,540 shares(2)             *
Russell G. Cleary                         Common Stock         32,332 shares(4)             *
Thomas I. Dolan                           Common Stock         18,118 shares                *
Leander W. Jennings                       Common Stock          1,000 shares                *
Samuel Licavoli                           Common Stock         18,500 shares(2)             *
Robert J. O'Toole                         Common Stock        428,728 shares(2)          2.88%
Dr. Agnar Pytte                           Common Stock          2,000 shares                *
W. David Romoser                          Common Stock         27,055 shares(2)             *
Donald J. Schuenke                        Common Stock          2,000 shares                *
Arthur O. Smith(5)                        --                              --               --
Bruce M. Smith(5)                         --                              --               --
Michael W. Watt                           Common Stock          9,300 shares(2)             *
All 22 Directors, Nominees and Executive  Common Stock        891,471 shares(2)          5.99%
  Officers as a Group

*Represents less than one percent.

SICO COMPANY STOCK

                                            TYPE OF       AMOUNT AND NATURE OF         PERCENT
                  NAME                       CLASS       BENEFICIAL OWNERSHIP(1)      OF CLASS
- ----------------------------------------  ------------   -----------------------     -----------
Arthur O. Smith                           Common Stock        121,845 shares(3)          7.31%
Bruce M. Smith                            Common Stock         20,137 shares(3)          1.20%
All 22 Directors, Nominees and            Common Stock        141,982 shares             8.51%
  Officers as a Group

- ----------------

(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2)  Includes 396,600, 128,100, 13,500, 9,300, 9,300 and 720,600 shares of
     Common Stock subject to options exercisable on or before March 1, 1995, respectively for Messrs. O'Toole, Bomberger, Licavoli, Watt and Romoser and for all Directors and Executive Officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) See also "Principal Stockholders." As of December 31, 1994, Mr. Bruce M. Smith beneficially owned 17,337 shares of the outstanding capital stock of SICO, which shares are held in a grantor trust which can be amended or revoked by him at any time (but for which he does not have voting or dispositive power), and his wife beneficially owned 2,800 shares of SICO as sole custodian for the benefit of the issue of Mr. Smith. He disclaims that any of the foregoing interests in the capital stock of SICO constitute beneficial ownership of any common stock of the Company.

(4) Mr. Cleary has shared voting and shared dispositive power with respect to his shares of Common Stock, including 10,046 shares of Common Stock which are held in a charitable foundation as to which Mr. Cleary disclaims any beneficial ownership.

(5)  Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated Executive Officers, including the chief executive officer, during fiscal year 1994, as well as all compensation awarded, earned or paid in the two previous fiscal years.

- --------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
- --------------------------------------------------------------------------------

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                                                    ------------
                               ANNUAL COMPENSATION
- ---------------------------------------------------------------------------------      AWARDS
                                                                        OTHER       ------------
                                                                        ANNUAL        OPTIONS       ALL OTHER
            NAME AND                                                 COMPENSATION     GRANTED      COMPENSATION
       PRINCIPAL POSITION         YEAR   SALARY($)(1)    BONUS($)       ($)(2)         (#)(3)         ($)(4)
- --------------------------------  ----   -------------   ---------   ------------   ------------   ------------
Robert J. O'Toole                 1994      514,992       760,000       33,764         57,800         113,762
  Chairman, President and         1993      465,000       600,000       27,042         52,800          98,102
  Chief Executive Officer         1992      440,827       250,000       18,165         55,400          17,985
Glen R. Bomberger                 1994      292,008       295,000       25,702         17,800          53,599
  Executive Vice President and    1993      282,000       265,000       22,899         16,300          47,626
  Chief Financial Officer         1992      270,000       150,000       15,863         19,400          11,016
Samuel Licavoli                   1994      235,000       215,000       20,930         14,700          27,340
  President of A. O. Smith        1993      218,335       190,000       13,167         13,500          17,360
  Automotive Products Company,    1992      132,071       175,000       72,955         31,000          45,849
  a division of the Company
Michael W. Watt                   1994      200,000       165,000       12,143         10,200          85,234
  President of A. O. Smith        1993          N/A           N/A          N/A            N/A             N/A
  Water Products Company,         1992          N/A           N/A          N/A            N/A             N/A
  a division of the Company
W. David Romoser                  1994      191,667       150,000       14,460         10,200          22,206
  Vice President, Secretary and   1993          N/A           N/A          N/A            N/A             N/A
  General Counsel                 1992          N/A           N/A          N/A            N/A             N/A

- --------------------------------------------------------------------------------

(1)  Includes amounts earned during 1994 even if deferred.

(2) Includes amounts of tax reimbursements for the following: Company car, country club, financial counseling and executive term life insurance premiums and reimbursement of executive payments for term life insurance premiums.

(3)  See footnote (1) in Option Grants Table.

(4) All Other Compensation includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and contributions under the Supplemental Benefit Plan for the 401(k) plan and (b) the value of the non-term portion of the premiums paid by the Company (arrived at by treating the payment as an interest-free loan to the earliest possible date the payment can be refunded and calculating its present value) for the benefit of the named Executive Officers pursuant to the Executive Life Insurance Plan, a split-dollar insurance plan. (Note: the amounts in the Summary Compensation Table were adjusted to include amounts for (b) during prior year). The amounts paid in 1994 are as follows: Mr. O'Toole -- (a) $41,405 and (b) $72,357 ; Mr. Bomberger -- (a) $23,477 and (b) $30,122 ;
     Mr. Licavoli -- (a) $18,894 and (b) $8,446 ; Mr. Watt -- (a) $16,080 and
     (b) $8,740 ; and Mr. Romoser -- (a) $15,410 and (b) $6,796. Also included is an amount of $60,414 paid to Mr. Watt in connection with the commencement of his employment with the Company and reimbursement of moving, traveling and temporary housing expenses.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the 1990 Long-Term Executive Incentive Compensation Plan to the five named Executive Officers during 1994.


- ----------------------------------------------------------------------------------------------------------------
                                               OPTION GRANTS TABLE
- ----------------------------------------------------------------------------------------------------------------
                                              Option Grants in 1994
                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                  ASSUMED ANNUAL RATES OF
                                                                                 STOCK PRICE APPRECIATION
                              INDIVIDUAL GRANTS                                     FOR OPTION TERM(2)
- ---------------------------------------------------------------------------    ---------------------------------
                                            % OF
                                            TOTAL
                                           OPTIONS
                               OPTIONS     GRANTED    EXERCISE
                              GRANTED(1)   TO ALL      PRICE     EXPIRATION    0%         5%             10%
 NAME                            (#)      EMPLOYEES    ($/SH)       DATE       ($)        ($)            ($)
 ----                         ----------  ---------   --------   ----------    ---   ------------   ------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer       57,800      32.58%     $25.81     10/11/04     $0    $    939,845   $  2,371,990
Glen R. Bomberger               17,800      10.03%      25.81     10/11/04      0         289,433        730,475
Samuel Licavoli                 14,700       8.29%      25.81     10/11/04      0         239,026        603,257
Michael W. Watt                 10,200       5.75%      25.81     10/11/04      0         165,855        418,587
W. David Romoser                10,200       5.75%      25.81     10/11/04      0         165,855        418,587
                               -------      -----                              --    ------------   ------------
Totals                         110,700      62.40%       N/A         N/A       $0    $  1,800,014   $  4,542,896
                               =======      =====                              ==    ============   ============
All Stockholders (20,905,621
  shares of Class A Common
  Stock and Common Stock)        N/A         N/A         N/A         N/A        0    $339,931,669   $857,922,784
Named Executive Officers' %
  of Total Stockholders
  Equity                         N/A          .53%       N/A         N/A        0             .53%           .53%


- --------------------------------------------------------------------------------

(1) All options were granted under the 1990 Long-Term Executive Incentive Compensation Plan. The options were granted on 10/11/94 as options to acquire Common Stock and are first exercisable on 10/10/95. An additional option to acquire Common Stock was granted on 12/13/94 and is first exercisable on 12/12/95. All options were granted at market value on the date of grant and have a 10 year term.

(2) The dollar values in these columns represent ASSUMED RATES of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules as well as a 0% increase in value. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named Executive Officers during fiscal year 1994 and the number and value of options held at the end of the fiscal year.

- --------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
- --------------------------------------------------------------------------------

 Aggregated Option Exercises in Fiscal Year 1994, and December 31, 1994 Option
                                     Values

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                     OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                DECEMBER 31, 1994 (#)       DECEMBER 31, 1994 ($)(1)
                            SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
           NAME             ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------  ---------------   ------------   -----------   -------------   -----------   -------------
Robert J. O'Toole
  Chairman, President
  and Chief Executive
  Officer                        48,000        $1,413,611      396,600         57,800      $ 5,401,264        $ 0
Glen R. Bomberger                27,000        $  768,196      128,100         17,800      $ 1,783,413        $ 0
Samuel Licavoli                       0        $        0       13,500         14,700      $         0        $ 0
Michael W. Watt                       0        $        0        9,300         10,200      $         0        $ 0
W. David Romoser                 10,600        $  163,643        9,300         10,200      $         0        $ 0

- --------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $24.50 for the Common Stock on December 31, 1994.

- --------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
- --------------------------------------------------------------------------------

                                       YEARS OF SERVICE(3)
                    ---------------------------------------------------------
REMUNERATION(2)       10          20          25           30           35
- ---------------     -------     -------     -------     --------     --------
   $150,000         $21,008     $42,016     $52,520     $ 63,024     $ 73,528
    175,000**        23,693      47,488      59,385       71,282       83,179
    200,000**        26,899      54,255      67,933       81,610       95,288
    225,000**        30,104      61,021      76,480       91,939      107,397
    250,000**        33,178      67,512      84,678      101,845     118,800*
    275,000**        34,913      71,173      89,303      107,433     118,800*
    300,000
  and Above**        35,217      71,816      90,115      108,414     118,800*

- --------------------------------------------------------------------------------

*   Maximum annual benefit payment in 1994 is $118,800.

** Maximum allowable salary that can be used in benefit calculation for 1994 is $150,000.

(1) The Pension Plan Table shows estimated annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan, assuming retirement at December 31, 1994, at age 65 and based upon the final compensation and years of service set forth in the Table and based on compensation increases of 4% each year. Benefit amounts were computed on a straight-life annuity basis and are not subject to any deduction for Social Security amounts.

(2) The compensation covered by the Plan is based on the average of the highest 5 years of annual compensation out of the last 10 years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary. Compensation covered by the Plan does not include Bonus, Other Annual Compensation, Long Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Bomberger, Licavoli, Watt and Romoser had 31, 34, 2, 1 and 2 years of service, respectively, at year-end.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Company's Executive Life Insurance Plan, some of the life insurance policies were purchased from Northwestern Mutual Life Insurance Company. Mr. Schuenke, a director of the Company, was the chairman of Northwestern Mutual until January 31, 1994. The total amount paid by the Company in 1994 with respect to the policies was $465,370.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 1994 are: Tom H. Barrett, Russell G. Cleary and Arthur O. Smith.

     Mr. Arthur O. Smith is an executive officer and a director of SICO. During 1994, the Company provided SICO consulting services, office space, directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $119,080 for the Company's costs relating to such services. Mr. Arthur O. Smith is a director of the Company and served on the Personnel and Compensation Committee of the Company in 1994. Mr. Glen R. Bomberger, an executive officer and a director of the Company, is also a director and vice president -- finance of SICO and served as a member of the compensation committee of SICO. Mr. Bruce M. Smith, an executive officer and director of SICO, is a nominee for election as a director of the Company.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing an executive compensation program and for administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation which the Company's chief executive officer and other executive officers receive annually.

     The Committee consists of three members, each of whom is an outside director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the Company's return on investment.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short term incentive (bonus) compensation and long term incentive (stock options) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include manufacturing businesses of similar size and the companies reflected in the Dow Auto Index, one of the comparables used in the Company's Performance Graph. The Committee annually reviews executive compensation data bases and also from time to time uses independent compensation consultants for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally above the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 1994, this methodology was followed in establishing base salaries for the executive officers.

SHORT TERM INCENTIVE COMPENSATION

     Short term incentive compensation is provided under the Executive Incentive Compensation Plan ("EICP"). The EICP, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard incentive plan contracts required for all plan participants) which obligate them to remain in the employment of the Company for the year.

     During 1994, the Company had a record return on investment and most of the operating units achieved satisfactory levels of return on investment. Accordingly, the Committee made incentive compensation awards to the participating executives based on the factors described above.

LONG TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder approved 1990 Long Term Executive Incentive Compensation Plan ("LTEICP") as another key component in carrying out the Company's philosophy of linking the executive compensation program to the stockholders' interests. The LTEICP consists of stock options which are granted annually to the executives at the current market price of the stock on the date of the grant. The size of the option grant to the executive is established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and studies by independent compensation consultants. Pursuant to the LTEICP, executives enter into standard plan contracts each year which reflect the specific terms of the stock option grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 1994 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology, surveys and study conducted by an independent consulting firm previously described in this report. In setting Mr. O'Toole's base salary for 1994, the Committee reviewed his accomplishments during the prior year, experience, service with the Company and determined to position it above the median level of salaries of chief executive officers of similar sized manufacturing companies. Mr. O'Toole's bonus compensation for 1994 was directly related to the Company's record return on investment earned by the Company and reflected Committee set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option grants to Mr. O'Toole under the LTEICP consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 1994 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Internal Revenue Service has to date only issued partial regulations implementing the new deduction limitations for executive compensation. The Committee intends, subject to the limited guidance of the regulations, to preserve the deductibility of executive compensation.

                       PERSONNEL & COMPENSATION COMMITTEE

                            Tom H. Barrett, Chairman
                           Russell G. Cleary, Member
                            Arthur O. Smith, Member

                               PERFORMANCE GRAPH

     The graph below shows a five year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of companies on the S&P 500 Composite Index and the Dow Automotive Index (without tire and rubber), both of which are published indexes.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  FROM DECEMBER 31, 1989 TO DECEMBER 31, 1994
             (ASSUMES $100 INVESTED WITH REINVESTMENT OF DIVIDENDS)

      MEASUREMENT PERIOD                                         DOW AUTO W/O
    (FISCAL YEAR COVERED)         A. O. SMITH       S&P 500      TIRE & RUBBER
12/31/89                                100.00          100.00          100.00
12/31/90                                124.64           96.80           87.88
12/31/91                                152.65          126.42          107.92
12/31/92                                333.89          136.16          138.44
12/31/93                                643.03          149.91          181.18
12/30/94                                448.44          151.89          159.07

                      COMPLIANCE WITH SECTION 16(A) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and American Stock Exchanges. Executive Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 1994, the Company believes that all filing requirements applicable to its Executive Officers, Directors and greater than ten percent beneficial owners were met.

                 BOARD OF DIRECTORS PROPOSAL TO AMEND RESTATED
                    CERTIFICATE OF INCORPORATION TO INCREASE
                AUTHORIZED CLASS A COMMON STOCK AND COMMON STOCK

     The Board of Directors has proposed an amendment to Article 4 of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 7,000,000 to 14,000,000 shares and authorized shares of Common Stock from 24,000,000 to 60,000,000 shares. As of December 31, 1994, 6,035,541 shares of Class A Common Stock were issued (of which 6,032,081 were outstanding and 3,460 shares were held in the Company's treasury), leaving a balance of 964,459 unissued shares of Class A Common Stock. As of December 31, 1994, 15,664,109 shares of Common Stock were issued (of which 14,873,540 were outstanding and 790,569 shares were held in the treasury) and 1,623,200 shares are reserved for issuance upon the exercise or grant of stock options under the Company's stock option plan, and 6,035,541 shares are reserved for issuance upon conversion of the Class A Common Stock into Common Stock, leaving a balance of 677,150 unissued shares of Common Stock. No shares of Preferred Stock are currently issued and outstanding.

     Due to the limited number of shares of Class A Common Stock and Common Stock available for issuance, the Board of Directors has declared it advisable that the Restated Certificate of Incorporation be amended, subject to approval by the stockholders, to increase the aggregate number of shares which the Company has the authority to issue from 34,000,000 to 77,000,000 shares (14,000,000 shares of Class A Common Stock, 60,000,000 shares of Common Stock, and 3,000,000 shares of Preferred Stock). The Board recommends that the stockholders approve the amendment of the first paragraph of Article 4 of the Company's Restated Certificate of Incorporation so that, as amended, it shall read as follows:

          "The aggregate number of shares which the corporation has the authority to issue shall be seventy-seven million (77,000,000) shares, consisting of:

             (a) fourteen million (14,000,000) shares designated as "Class A Common Stock," with a par value of Five Dollars ($5) per share;

             (b) sixty million (60,000,000) shares designated as "Common Stock," with a par value of One Dollar ($1) per share; and

             (c) three million (3,000,000) shares designated as "Preferred Stock," with a par value of One Dollar ($1) per share."

     The additional shares of Class A Common Stock and Common Stock for which authorization is sought would be part of existing classes and, if and when issued, would have the same rights and privileges as the outstanding shares of Class A Common Stock and Common Stock, respectively, would have. Holders of Class A Common Stock and Common Stock would not have the preemptive right to subscribe for and purchase any part of any new or additional issue of stock or securities convertible into stock.

     Upon adoption of the proposed amendment, under the Delaware General Corporation Law the Board of Directors would be authorized to issue additional shares of Class A Common Stock, Common Stock and Preferred Stock at such time or times, to such persons and for such consideration as it may determine without stockholder approval. The Board would have the authority, as it has now, to fix the number of shares in each series of Preferred Stock, the designations thereof, and the terms of each series including the dividend rights, redemption and retirement provisions, liquidation preferences and other rights and restrictions. In order to minimize dilution of the voting control exercised by SICO, and to further increase the liquidity of the Common Stock, the Company currently believes that it is more likely to issue additional Common Stock and Preferred Stock than Class A Common Stock in the future. The increase in the number of authorized shares of Class A Common Stock and Common Stock would enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense of holding a meeting of stockholders.

     The purpose of increasing the number of authorized shares of Common Stock is to make additional stock available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including, without limitation, future public offerings, acquisitions, investment opportunities, incentive compensation, stock splits, stock dividends or other distributions, warrants or rights and other corporate purposes. The purpose of increasing the number of authorized shares of Class A Common Stock is to provide sufficient stock for future stock splits and stock dividends. The Company does not have any present plans or intentions to issue shares of Common Stock or Class A Common Stock. The Company may, however, issue additional shares of Common Stock in the future if favorable opportunities arise and if market conditions and the economic position of the Company are appropriate for such an issuance.

     The issuance of any additional shares of Class A Common Stock, Common Stock or Preferred Stock may, depending on the circumstances in which such shares are issued, have the effect of diluting the equity of existing holders and the earnings per share of existing shares of common stock. The Board of Directors does not plan to seek stockholder approval prior to any issuance of additional shares unless required by law or the rules of the New York Stock Exchange, American Stock Exchange or any other stock exchange on which stock of the Company may be listed.

     If the proposed amendment is adopted by the stockholders of the Company, it will become effective upon filing and recording a Certificate of Amendment of the Restated Certificate of Incorporation as required by the General Corporation Law of Delaware.

     The Board of Directors recommends a vote FOR the proposal to amend the Restated Certificate of Incorporation, as set forth above, and your proxy will be so voted unless you specify otherwise.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 1995. The action of the Board of Directors was taken upon the recommendation of its Audit Committee.

     Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Board's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Board of Directors will reconsider the matter. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders and available to respond to appropriate questions and he will have the opportunity to make a statement if he desires to do so.

                             STOCKHOLDER PROPOSALS

     The Company has received a proposal from one stockholder who has informed the Company of his intention to present the proposed resolution at the annual stockholders meeting. Mr. John J. Gilbert, 1165 Park Avenue, New York, New York 10128-1210, has submitted a proposed resolution on rotating the location of the annual shareholder meeting. Mr. Gilbert is the owner of 100 shares of Common Stock and 200 shares of Class A Common Stock of the Company, and he serves as co-trustee with respect to 200 shares of Class A Common Stock of the Company.

     The proposed resolution and the statement in support thereof is presented below as received from the stockholder. The Board of Directors has recommended a vote against the stockholder proposal for the reasons discussed in the Company's response.

                              STOCKHOLDER PROPOSAL
                             TO ROTATE THE LOCATION
                     OF THE ANNUAL MEETING OF STOCKHOLDERS

     RESOLVED, that the stockholders of A. O. Smith Corporation, assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the necessary steps to rotate the location of the annual meeting between Milwaukee, New York City and other areas where there are large concentrations of stockholders.

                                    REASONS

     In 1989, * owners of 138,610 shares voted in favor of this similar proposal. The vote against included * unmarked proxies. (*Management was requested to insert the correct figures, but does not have available information on the total number of owners or unmarked proxies.)

     We believe management has the duty to attract as many stockholders and directors to their annual meeting as possible and that such rotation would accomplish better attendance.

     In the past, very few stockholders and directors attended our annual meeting.

     With the large number of employee stockholders, rotation of the annual meeting would be beneficial, in our opinion.

     Many companies hold their stockholder meetings at their plants and have open houses for tours. The families enjoy doing this.

     General Motors, one of our good customers, is a perfect example of doing this the right way.

     If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain.

THE BOARD OF DIRECTORS AND MANAGEMENT DO NOT AGREE WITH THE ABOVE PROPOSAL AND RECOMMEND A VOTE AGAINST IT FOR THE FOLLOWING REASONS:

     It has been a long-standing tradition of A. O. Smith Corporation to hold its stockholders meetings in the state of its incorporation. Under the Company's By-Laws and in accordance with statutory provisions of Delaware, the state of its incorporation, the Board of Directors is authorized to determine the date, time and location of the annual meeting of stockholders. In our opinion, selection of the location of the annual stockholders meeting should remain in the discretion of the Board, and the adoption of a formal program requiring the rotation of the meeting location would be unduly restrictive on the Board.

     We also believe that an annual meeting is not the best forum for communicating with our shareholders. Our focus has been to communicate with shareholders through the Company's quarterly and annual reports and other periodic releases, including meetings with analysts. We make an effort to provide timely information to all shareholders, rather than providing information at the annual meeting which only some of the shareholders are able to attend.

     For all these reasons, the Board of Directors and Management recommend a vote AGAINST this stockholder proposal.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above which may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1996 annual meeting of stockholders must be received by the Company no later than November 1, 1995, to be included in the materials for the 1996 meeting.

March 1, 1995

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                     [LOGO]

A. O. SMITH CORPORATION
P.O. Box 23973
Milwaukee, WI 53223-0973

                          PROXY - CLASS A COMMON STOCK
                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 5, 1995, at 9:00 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

1.  ELECTION OF   FOR all nominees listed below / /   WITHHOLD AUTHORITY / /
    DIRECTORS     (except as marked to the contrary   to vote for All Nominees
                  below)                              listed below

TOM H. BARRETT, GLEN R. BOMBERGER, THOMAS I. DOLAN, ROBERT J. O'TOOLE, DONALD J. SCHUENKE, ARTHUR O. SMITH AND BRUCE M. SMITH

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

_______________________________________________________________________________


2. PROPOSAL TO APPROVE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CLASS A COMMON STOCK TO 14,000,000 SHARES AND THE COMMON STOCK TO 60,000,000 SHARES:
                FOR / /     AGAINST / /     ABSTAIN / /

3. PROPOSAL TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION:
                FOR / /     AGAINST / /     ABSTAIN / /

4.   STOCKHOLDER PROPOSAL TO ROTATE THE LOCATION OF THE ANNUAL MEETING OF
     STOCKHOLDERS:
                FOR / /     AGAINST / /     ABSTAIN / /

           (continued, and to be signed and dated, on the other side)

PROXY NO.                                                          NO. OF SHARES

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

     Please sign exactly as your name appears below, date and return this proxy.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4.


                          Date _________________________, 1995


                          Signature
                                    --------------------------------------------

                          Signature
                                    --------------------------------------------
                          When signing as attorney, executor, administrator, trustee or guardian, please add your full title as such. If shares are held by two or more persons, all holders must sign the proxy.


     If you also hold Common Stock, please fill out the green Common Stock proxy.

No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

A. O. SMITH CORPORATION
P.O. Box 23973
Milwaukee, WI 53223-0973

                              PROXY - COMMON STOCK
                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 5, 1995, at 9:00 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

1.  ELECTION OF   FOR all nominees listed below / /   WITHHOLD AUTHORITY / /
    DIRECTORS     (except as marked to the contrary   to vote for All Nominees
                   below)                              listed below

RUSSELL G. CLEARY, LEANDER W. JENNINGS AND DR. AGNAR PYTTE

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

_______________________________________________________________________________


2. PROPOSAL TO APPROVE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CLASS A COMMON STOCK TO 14,000,000 SHARES AND THE COMMON STOCK TO 60,000,000 SHARES:
                FOR / /  AGAINST / /      ABSTAIN / /


3. PROPOSAL TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION:
                FOR / /  AGAINST / /      ABSTAIN / /


4.  STOCKHOLDER PROPOSAL TO ROTATE THE LOCATION OF THE ANNUAL MEETING OF
    STOCKHOLDERS:
                FOR / /  AGAINST / /      ABSTAIN / /

           (continued, and to be signed and dated, on the other side)

PROXY NO.                                                          NO. OF SHARES

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

     Please sign exactly as your name appears below, date and return this proxy.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4.


                          Date __________________________, 1995


                          Signature
                                    --------------------------------------------

                          Signature
                                    --------------------------------------------
                          When signing as attorney, executor, administrator, trustee or guardian, please add your full title as such. If shares are held by two or more persons, all holders must sign the proxy.


     If you also hold Class A Common Stock, please fill out the white Class A Common Stock proxy.

No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.